Exhibit 10(am)

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 22, 2010 is by and among INVACARE CORPORATION, an Ohio corporation (the “Company”), certain Subsidiaries of the Company party hereto as foreign borrowers (each a “Foreign Borrower” and together with the Company, the “Borrowers”), certain Subsidiaries of the Company party hereto as guarantors (collectively, the “Guarantors” and together with the Borrowers, the “Loan Parties”), the Lenders party hereto and PNC BANK, NATIONAL ASSOCIATION (formerly National City Bank), as Multicurrency Administrative Agent.

W I T N E S S E T H

WHEREAS, the Loan Parties, the Lenders, the Administrative Agents and the Collateral Agents are parties to that certain Credit Agreement dated as of February 12, 2007 (as previously amended or modified and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Consolidated Fixed Charge Coverage Ratio The definition of Consolidated Fixed Charge Coverage Ratio set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA, plus (ii) rent and lease expense under leases of real, personal or mixed property, less (iii) the aggregate amount of all Capital Expenditures to (b) the sum of (i) Consolidated Interest Charges (excluding all deferred financing costs written off, premiums paid, gains/losses incurred, charges and fees paid, in each case, by the Loan Parties in connection with the redemption, repurchase or retirement of the Senior Notes and/or the Convertible Notes), (ii) the aggregate principal amount of all regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, (iii) rent and lease expense under leases of real, personal or mixed property, (iv) the aggregate amount of all Restricted Payments and (v) the aggregate amount of federal, state, local and foreign income taxes paid in cash, in each case of or by the Company and its Subsidiaries for the most recently completed four fiscal quarters of the Company.

1.2 Consolidated Interest Coverage Ratio. The definition of Consolidated Interest Coverage Ratio set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Charges (excluding all deferred financing costs written off, premiums paid, gains/losses incurred, charges and fees paid, in each case, by the Loan Parties in connection with the redemption, repurchase or retirement of the Senior Notes and/or the Convertible Notes).

1.3 Consolidated Net Income. Clause (9) of the definition of Consolidated Net Income set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(9) all deferred financing costs written off, premiums paid, gains/losses incurred, charges and fees paid, in each case, by the Loan Parties in connection with any (i) early extinguishment of Indebtedness or (ii) redemption, repurchase, or retirement of Senior Notes and/or the Convertible Notes, and

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Multicurrency Administrative Agent) (the “Amendment Effective Date”):

(a) Executed Amendment. The Multicurrency Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders and acknowledged by the Multicurrency Administrative Agent.

(b) Fees and Expenses. The Administrative Agent shall have received from the Loan Parties such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Moore & Van Allen PLLC shall have received from the Loan Parties payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agents and their counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the applicable Collateral Agent, for the benefit of the applicable Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g) Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agents and Collateral Agents in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agents’ and Collateral Agents’ legal counsel.

3.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Multicurrency Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any Administrative Agent, Collateral Agent, L/C Issuer or Lender, or any such Person’s respective officers, employees, representatives, agents, counsel or directors arising from any action by any such Person, or failure of any such Person to act under this Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 General Release. In consideration of the Required Lenders entering into this Amendment, each Loan Party hereby releases each Administrative Agent, each Collateral Agent, each L/C Issuer, the Lenders, and each such Person’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.

3.13 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow]

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	INVACARE CORPORATION,
an Ohio corporation

CARROLL HEALTHCARE INC.,
an Ontario corporation

INVACARE AUSTRALIA PTY LTD,
an Australian corporation

INVACARE HOLDINGS C.V.,
a Dutch limited partnership

INVACARE INTERNATIONAL SARL,
a Swiss corporation

INVACARE LIMITED,
a private limited company organized under the laws of England and Wales

SCANDINAVIAN MOBILITY INTERNATIONAL APS,
a Danish private limited company

	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

DOMESTIC GUARANTORS:

ADAPTIVE SWITCH LABORATORIES, INC.,
a Texas corporation

INVACARE FLORIDA CORPORATION,
a Delaware corporation

INVACARE CREDIT CORPORATION,
an Ohio corporation

THE AFTERMARKET GROUP, INC.,
a Delaware corporation

THE HELIXX GROUP, INC.,
an Ohio corporation

CHAMPION MANUFACTURING INC.,
a Delaware corporation

HEALTHTECH PRODUCTS, INC.,
a Missouri corporation

INVACARE CANADIAN HOLDINGS, INC.,
a Delaware corporation

INVACARE INTERNATIONAL CORPORATION,
an Ohio corporation

KUSCHALL, INC.,
a Delaware corporation

ALTIMATE MEDICAL, INC.,
a Minnesota corporation

INVACARE SUPPLY GROUP, INC.,
a Massachusetts corporation

INVACARE HOLDINGS, LLC,
an Ohio limited liability company

FREEDOM DESIGNS, INC.,
a California corporation

GARDEN CITY MEDICAL INC.,
a Delaware corporation

MEDBLOC, INC.,
a Delaware corporation

INVACARE FLORIDA HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Robert K. Gudbranson
Name:	Robert K. Gudbranson
Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN GUARANTORS:	1207273 ALBERTA ULC,
an Alberta corporation

2083806 ONTARIO INC.,
an Ontario corporation

6123449 CANADA INC.,
a Canada corporation

INVACARE CANADA L.P.,
an Ontario limited partnership

INVACARE CANADA GENERAL PARTNER INC., a Canada corporation

MOTION CONCEPTS L.P.,
an Ontario limited partnership

PERPETUAL MOTION ENTERPRISES LIMITED, an Ontario corporation

	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

AUSTRALIAN GUARANTORS:	AUSTRALIAN HEALTHCARE EQUIPMENT PTY LTD,
an Australian corporation

HOME HEALTH EQUIPMENT PTY LTD,
an Australian corporation

MORRIS SURGICAL PTY LTD,
an Australian corporation

	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOREIGN GUARANTORS:	INVACARE A/S,
a Danish limited liability company

INVACARE B.V.,
a Dutch private limited liability company

INVACARE EC-HØNG A/S,
a Danish limited company

INVACARE HOLDINGS TWO B.V.,
a Dutch private limited liability company

INVACARE UK OPERATIONS LTD.,
a private limited company organized under the laws of England and Wales

KÜSCHALL AG,
a Swiss corporation

	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	PNC BANK, NATIONAL ASSOCIATION (formerly, National City Bank), as
Multicurrency Administrative Agent and as a Lender

	By:	/s/ Robert S. Coleman
	Name:	Robert S. Coleman
	Title:	Senior Vice President

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK CANADA BRANCH (formerly National City Bank, Canada Branch), as a Lender

By:	/s/ Caroline Stade
Name:	Caroline Stade
Title:	Senior Vice President

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Vice President

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sukanya V. Raj
Name:	Sukanya V. Raj
Title:	Vice President & Portfolio Manager

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

Cooperative Centrale Raiffeisen- Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch, as a Lender

By:	/s/ Robert M. Mandula
Name:	Robert M. Mandula
Title:	Managing Director

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

Nordea Bank Finland Plc., New York and Cayman Islands Branches as a Lender

By:	/s/ Henrik M. Steffensen
Name:	Henrik M. Steffensen
Title:	Senior Vice President

By:	/s/ Gerald E. Chelius, Jr.
Name:	Gerald E. Chelius, Jr.
Title:	SVP Credit

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK as a Lender

By:	/s/ Marshall Hood
Name:	Marshall Hood
Title:	Vice President

INVACARE CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

ABN AMRO BANK N.V. as a Lender

By:	/s/ David Wright
Name:	David Wright
Title:	Sr. Vice President

By:	/s/ Shehan J. De Silva
Name:	Shehan J. De Silva
Title:	Assistant Vice President